Exhibit 32.1
Certification
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of DJO Finance LLC (the ࿽Company࿽) on Form 10-Q for the quarter ended September 29, 2018, as filed with the Securities and Exchange Commission on August 14, 2018 (the ࿽Report࿽), I, Brady R. Shirley, President, Chief Executive Officer and Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 13, 2018

/s/ Brady R. Shirley
Brady R. Shirley
President, Chief Executive Officer and Manager